Exhibit 99.1
FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Kevin Kessel, CFA	Randi Polanich
Vice President, Investor Relations	Vice President and Chief Communications Officer
(408) 875-6627	(408) 875-6633
kevin.kessel@kla.com	randi.polanich@kla.com

KLA CORPORATION REPORTS FISCAL 2021 SECOND QUARTER RESULTS

•Total revenues were $1.65 billion, finishing near the high-end of guidance;
•GAAP diluted EPS attributable to KLA was $2.94, and non-GAAP diluted EPS attributable to KLA was $3.24, each also finishing above the mid-point of guidance;
•Cash flow from operations and free cash flow were both records at $561.1 million and $501.9 million, respectively;
•Capital return was $317.1 million with $139.6 million in dividends and $177.5 million in share repurchases.

MILPITAS, Calif., February 3, 2021 -KLA Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2021, which ended on December 31, 2020, and reported GAAP net income attributable to KLA of $457 million and GAAP earnings per diluted share attributable to KLA of $2.94 on revenue of $1.65 billion.

"Our results for the December quarter and calendar 2020 demonstrate continued strong demand from customers, exceptional execution by our global teams, and the enduring strength and resiliency of our KLA operating model in guiding our strategic objectives,” commented Rick Wallace, president and chief executive officer of KLA Corporation. “In the December quarter we also generated record free cash flow while continuing our commitment to capital returns to our shareholders.”

GAAP Results
	Q2 FY 2021	Q1 FY 2021	Q2 FY 2020
Total revenue	$1,651 million	$1,539 million	$1,509 million
Net Income Attributable to KLA	$457 million	$421 million	$381 million
Earnings per Diluted Share Attributable to KLA	$2.94	$2.69	$2.40

Non-GAAP Results
	Q2 FY 2021	Q1 FY 2021	Q2 FY 2020
Adjusted Net Income Attributable to KLA	$504 million	$475 million	$422 million
Earnings per Diluted Share Attributable to KLA	$3.24	$3.03	$2.66
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements included in this release. KLA will discuss the results for its fiscal year 2021 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Time. A webcast of the call will be available at: www.kla.com.
Third Quarter Fiscal 2021 Guidance
The following details our guidance for the third quarter of fiscal 2021 ending in March:
•Total revenue between $1,665 million to $1,815 million
•GAAP diluted EPS attributable to KLA is expected to be in a range of $2.98 to $3.66
•Non-GAAP diluted EPS attributable to KLA in a range of $3.23 to $3.91
For additional guidance metrics please see the company’s published Letter to Shareholders and earnings slides on the KLA investor relations website.
About KLA:
KLA Corporation (“KLA”) develops industry-leading equipment and services that enable innovation throughout the electronics industry. We provide advanced process control and process-enabling solutions for manufacturing wafers and reticles, integrated circuits, packaging, printed circuit boards and flat panel displays. In close collaboration with leading customers across the globe, our expert teams of physicists, engineers, data scientists and problem-solvers design solutions that move the world forward. Investors and others should note that KLA announces material financial information including SEC filings, press releases, public earnings calls and conference webcasts using an investor relations website (ir.kla.com). Additional information may be found at: www.kla.com.

Note Regarding Forward-Looking Statements:
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, including statements regarding our total revenue, GAAP and non-GAAP EPS attributable to KLA for the quarter ending December 31, 2020, and growth of our Services business in 2020, are subject to risks and uncertainties. Factors that may cause actual results to differ materially from those projected and anticipated in the forward-looking statements in this release, include risks related to customer cancellations or push outs, our ability to deliver services during the COVID-19 pandemic, the introduction of new laws, regulations or orders that limit our ability to sell products to customers or to service products previously sold to customers and other risk factors included in KLA’s annual report on Form 10-K for the year ended June 30, 2020 and other filings with the Securities and Exchange Commission (including, without limitation, the risk factors described therein). Except as otherwise specifically indicated, the information included in this release is as of the date it is delivered. KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

KLA Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2020	June 30, 2020
ASSETS
Cash, cash equivalents and marketable securities	$2,296,530	$1,980,472
Accounts receivable, net	1,219,189	1,107,413
Inventories	1,420,618	1,310,985
Other current assets	286,617	324,675
Land, property and equipment, net	594,185	519,824
Goodwill	2,045,445	2,045,402
Deferred income taxes, non-current	258,734	236,797
Purchased intangible assets, net	1,289,843	1,391,413
Other non-current assets	403,483	362,979
Total assets	$9,814,644	$9,279,960
LIABILITIES, NON-CONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$262,496	$264,280
Deferred system revenue	274,642	336,237
Deferred service revenue	239,618	233,493
Short-term debt	20,000	—
Other current liabilities	1,223,356	865,776
Total current liabilities	2,020,112	1,699,786
Non-current liabilities:
Long-term debt	3,441,465	3,469,670
Deferred tax liabilities	646,028	660,885
Deferred service revenue	88,769	96,325
Other non-current liabilities	667,964	672,284
Total liabilities	6,864,338	6,598,950
Stockholders’ equity:
Common stock and capital in excess of par value	2,104,190	2,090,268
Retained earnings	903,696	654,930
Accumulated other comprehensive income (loss)	(72,704)	(79,774)
Total KLA stockholders' equity	2,935,182	2,665,424
Non-controlling interest in consolidated subsidiary	15,124	15,586
Total stockholders’ equity	2,950,306	2,681,010
Total liabilities and stockholders’ equity	$9,814,644	$9,279,960

KLA Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three Months Ended December 31,		Six Months Ended December 31,
(In thousands, except per share amounts)	2020	2019	2020	2019
Revenues:
Product	$1,238,023	$1,144,550	$2,383,518	$2,202,525
Service	412,847	364,903	805,972	720,342
Total revenues	1,650,870	1,509,453	3,189,490	2,922,867
Costs and expenses:
Costs of revenues	669,733	633,618	1,290,295	1,237,859
Research and development	229,064	220,751	448,102	431,331
Selling, general and administrative	181,909	192,253	354,540	380,598
Interest expense	38,880	40,472	78,266	80,822
Other expense (income), net	3,882	(2,568)	7,079	(4,186)
Income before income taxes	527,402	424,927	1,011,208	796,443
Provision for income taxes	70,419	44,622	134,083	69,742
Net income	456,983	380,305	877,125	726,701
Less: Net loss attributable to non-controlling interest	(268)	(250)	(693)	(379)
Net income attributable to KLA	$457,251	$380,555	$877,818	$727,080
Net income per share attributable to KLA:
Basic	$2.96	$2.42	$5.67	$4.60
Diluted	$2.94	$2.40	$5.62	$4.56
Weighted-average number of shares:
Basic	154,273	157,290	154,777	157,994
Diluted	155,560	158,620	156,057	159,314

KLA Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three Months Ended
	December 31,
(In thousands)	2020	2019
Cash flows from operating activities:
Net income	$456,983	$380,305
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,257	88,534
(Gain) loss on unrealized foreign exchange and other	(5,663)	(5,550)
Asset impairment charges	—	100
Stock-based compensation expense	26,827	26,789
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	(190,189)	(126,682)
Inventories	(26,215)	(1,477)
Other assets	(56,390)	3,558
Accounts payable	8,039	35,258
Deferred system revenue	21,038	(30,412)
Deferred service revenue	2,215	1,220
Other liabilities	240,179	16,088
Net cash provided by operating activities	561,081	387,731
Cash flows from investing activities:
Proceeds from sale of assets	741	—
Capital expenditures	(59,144)	(34,874)
Purchases of available-for-sale securities	(260,227)	(144,715)
Proceeds from sale of available-for-sale securities	57,563	10,287
Proceeds from maturity of available-for-sale securities	163,492	158,699
Purchases of trading securities	(16,741)	(12,852)
Proceeds from sale of trading securities	18,424	15,307
Net cash used in investing activities	(95,892)	(8,148)
Cash flows from financing activities:
Proceeds from issuance of debt, net of issuance costs	40,343	—
Proceeds from revolving credit facility	—	250,000
Repayment of debt	—	(275,000)
Common stock repurchases	(177,492)	(284,593)
Payment of dividends to stockholders	(139,584)	(134,696)
Issuance of common stock	26,356	24,499
Tax withholding payments related to equity awards	(11,000)	(12,237)
Payment of contingent consideration payable	—	(3)
Net cash used in financing activities	(261,377)	(432,030)
Effect of exchange rate changes on cash and cash equivalents	11,834	3,963
Net increase (decrease) in cash and cash equivalents	215,646	(48,484)
Cash and cash equivalents at beginning of period	1,215,820	988,348
Cash and cash equivalents at end of period	$1,431,466	$939,864
Supplemental cash flow disclosures:
Income taxes paid	$59,764	$50,884
Interest paid	$36,925	$53,140
Non-cash activities:
Accrued purchase of land, property and equipment - investing activities	$25,987	$13,755
Contingent consideration payable - financing activities	$(5,761)	$(3,540)
Dividends payable - financing activities	$812	$1,638
Unsettled common stock repurchase - financing activities	$6,000	$4,000

KLA Corporation
Segment Information (Unaudited)
The following is a summary of results for each of our four reportable segments and reconciliation to total revenues for the indicated periods:

	Three Months Ended December 31,		Six Months Ended December 31,
(In thousands)	2020	2019	2020	2019
Revenues:
Semiconductor Process Control	$1,380,184	$1,247,430	$2,648,138	$2,411,062
Specialty Semiconductor Process	90,587	75,106	179,540	144,245
PCB, Display and Component Inspection	179,267	186,279	360,444	364,831
Other	449	517	590	2,748
Total revenues for reportable segments	1,650,487	1,509,332	3,188,712	2,922,886
Corporate allocation and effects of foreign exchange rates	383	121	778	(19)
Total revenues	$1,650,870	$1,509,453	$3,189,490	$2,922,867

KLA Corporation
Condensed Consolidated Unaudited Supplemental Information

Reconciliation of GAAP Net Income and GAAP Earnings Per Diluted Share to Non-GAAP Net Income and Non-GAAP Earnings Per Diluted Share

		Three Months Ended			Six Months Ended
(In thousands, except per share amounts)		December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
GAAP net income attributable to KLA		$457,251	$420,567	$380,555	$877,818	$727,080
Adjustments to reconcile GAAP net income to non-GAAP net income:
Acquisition-related charges	a	53,099	50,475	60,393	103,574	133,756
Restructuring, severance and other charges	b	3,960	3,253	2,786	7,213	2,786
Income tax effect of non-GAAP adjustments	c	(17,552)	(17,013)	(21,505)	(34,565)	(43,771)
Discrete tax items	d	7,381	17,487	—	24,868	—
Non-GAAP net income attributable to KLA		$504,139	$474,769	$422,229	$978,908	$819,851
GAAP net income per diluted share attributable to KLA		$2.94	$2.69	$2.40	$5.62	$4.56
Non-GAAP net income per diluted share attributable to KLA		$3.24	$3.03	$2.66	$6.27	$5.15
Shares used in diluted shares calculation		155,560	156,442	158,620	156,057	159,314

Pre-tax impact of GAAP to non-GAAP adjustments included in Condensed Consolidated Unaudited Statements of Operations

In thousands	Acquisition - Related Charges	Restructuring, Severance and Other Charges	Total pre-tax GAAP to non-GAAP Adjustments
Three months ended December 31, 2020
Costs of revenues	$38,738	$765	$39,503
Research and development	—	1,432	1,432
Selling, general and administrative	14,361	2,450	16,811
Other expense (income), net	—	(687)	(687)
Total in three months ended December 31, 2020	$53,099	$3,960	$57,059
Three months ended September 30, 2020
Costs of revenues	$37,040	$636	$37,676
Research and development	—	923	923
Selling, general and administrative	13,435	1,933	15,368
Other expense (income), net	—	(239)	(239)
Total in three months ended September 30, 2020	$50,475	$3,253	$53,728
Three months ended December 31, 2019
Costs of revenues	$40,590	$831	$41,421
Research and development	—	802	802
Selling, general and administrative	19,803	1,153	20,956
Total in three months ended December 31, 2019	$60,393	$2,786	$63,179

Free Cash Flow Reconciliation

	Three Months Ended December 31,
(In thousands)	2020	2019
Net cash provided by operating activities	$561,081	$387,731
Capital expenditures	(59,144)	(34,874)
Free Cash Flow	$501,937	$352,857

Third Quarter Fiscal 2021 Guidance
Reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS

		Three Months Ending March 31, 2021
(In millions, except per share amounts)		Low	High
GAAP net income per diluted share attributable to KLA		$2.98	$3.66
Acquisition-related charges	a	0.34	0.34
Restructuring, severance and other charges	b	0.02	0.02
Income tax effect of non-GAAP adjustments	c	(0.11)	(0.11)
Non-GAAP net income per diluted share attributable to KLA		$3.23	$3.91
Shares used in net income per diluted share calculation		155.2	155.2

The Non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA’s financial results presented in accordance with United States GAAP.

To supplement our Condensed Consolidated Financial Statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information, including non-GAAP net income attributable to KLA, non-GAAP net income per diluted share attributable to KLA and Free Cash Flow, provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results to help investors compare our operating performances with our results in prior periods as well as with the performance of other companies. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics are inherently subject to significant discretion (for example, determining which costs and expenses to exclude when calculating such a metric). As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP. The following are descriptions of the adjustments made to reconcile GAAP net income attributable to KLA to non-GAAP net income attributable to KLA:
a.Acquisition-related charges primarily include amortization of intangible assets and other acquisition-related adjustments including adjustments for the fair valuation of inventory and backlog, and transaction costs associated with our acquisitions, primarily Orbotech. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA’s newly acquired and long-held businesses. Management believes that the other acquisition-related expenses are appropriate to be excluded because such costs would not have otherwise been incurred in the periods presented.
b.Restructuring, severance and other charges primarily include costs associated with employee severance, acceleration of certain stock-based compensation arrangements, and other exit costs.
c.Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above.
d.Discrete tax items in the three months ended December 31, 2020 consist primarily of a tax expense of $4.0 million from an internal restructuring. Discrete tax items in the three months ended September 30, 2020 include a tax expense of $14.0 million due to an increase in deferred tax liability on purchased intangibles relating to an increase in the United Kingdom statutory income tax rate as well as tax expense from a restructuring. Discrete tax items in the six months ended December 31, 2020 are the aggregate of the aforementioned discrete tax items.